Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
June 2009
Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposits Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Selected Quarterly Income Statement Data	6

Quarterly Mortgage Banking Income	7

Quarterly Credit Reserves Analysis	8

Quarterly Net Charge-Off Analysis	9

Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases	10

Quarterly Common Stock Summary, Capital, and Other Data	11

Consolidated Year to Date Average Balance Sheets	12

Consolidated Year to Date Net Interest Margin Analysis	13

Selected Year to Date Income Statement Data	14

Year to Date Mortgage Banking Income	15

Year to Date Credit Reserves Analysis	16

Year to Date Net Charge-Off Analysis	17

Year to Date Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases	18
Notes:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2009	2008		June ’09 vs ’08
(in thousands, except number of shares)	June 30,	December 31,	June 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$2,092,604	$806,693	$1,159,819	$932,785	80.4%
Federal funds sold and securities purchased under resale agreements	—	37,975	198,333	(198,333)	(100.0)
Interest bearing deposits in banks	383,082	292,561	313,855	69,227	22.1
Trading account securities	95,920	88,677	1,096,239	(1,000,319)	(91.3)
Loans held for sale	559,017	390,438	365,063	193,954	53.1
Investment securities	5,934,704	4,384,457	4,788,275	1,146,429	23.9
Loans and leases (1)	38,494,889	41,092,165	41,047,140	(2,552,251)	(6.2)
Allowance for loan and lease losses	(917,680)	(900,227)	(679,403)	(238,277)	35.1

Net loans and leases	37,577,209	40,191,938	40,367,737	(2,790,528)	(6.9)

Bank owned life insurance	1,391,045	1,364,466	1,341,162	49,883	3.7
Premises and equipment	503,877	519,500	533,789	(29,912)	(5.6)
Goodwill	447,879	3,054,985	3,056,691	(2,608,812)	(85.3)
Other intangible assets	322,467	356,703	395,250	(72,783)	(18.4)
Accrued income and other assets	2,089,448	2,864,466	1,717,628	371,820	21.6

Total Assets	$51,397,252	$54,352,859	$55,333,841	$(3,936,589)	(7.1)%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$39,165,132	$37,943,286	$38,124,426	$1,040,706	2.7%
Short-term borrowings	862,056	1,309,157	2,313,190	(1,451,134)	(62.7)
Federal Home Loan Bank advances	926,937	2,588,976	3,058,163	(2,131,226)	(69.7)
Other long-term debt	2,508,144	2,331,632	2,608,092	(99,948)	(3.8)
Subordinated notes	1,672,887	1,950,097	1,879,900	(207,013)	(11.0)
Accrued expenses and other liabilities	1,041,574	1,000,805	966,857	74,717	7.7

Total Liabilities	46,176,730	47,123,953	48,950,628	(2,773,898)	(5.7)

Equity
Huntington Bancshares Incorporated shareholders’ equity
Preferred stock — authorized 6,617,808 shares—

5.00% Series B Non-voting, Cumulative Preferred Stock, par value of $0.01 and liquidation value per share of $1,000	1,316,854	1,308,667	—	1,316,854	—

8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, par value and liquidiation value per share of $1,000;	362,507	569,000	569,000	(206,493)	(36.3)

Common stock—

Par value of $0.01 and authorized 1,000,000,000 shares	5,696	3,670	3,670	2,026	55.2
Capital surplus	6,134,590	5,322,428	5,226,326	908,264	17.4
Less treasury shares at cost,	(12,223)	(15,530)	(15,224)	3,001	(19.7)
Accumulated other comprehensive income (loss):
Unrealized losses on investment securities	(127,124)	(207,756)	(146,307)	19,183	(13.1)
Unrealized gains on cash flow hedging derivatives	14,220	44,638	(50,544)	64,764	N.M.
Pension and other postretirement benefit adjustments	(160,621)	(163,575)	(46,271)	(114,350)	N.M.
Retained (deficit) earnings	(2,313,377)	367,364	842,563	(3,155,940)	N.M.

Total Shareholders’ Equity	5,220,522	7,228,906	6,383,213	(1,162,691)	(18.2)

Total Liabilities and Shareholders’ Equity	$51,397,252	$54,352,859	$55,333,841	$(3,936,589)	(7.1)%

Common shares issued	569,646,682	366,972,250	367,019,713
Common shares outstanding	568,741,245	366,057,669	366,196,767
Preferred shares issued	1,967,071	1,967,071	569,000
Preferred shares outstanding	1,760,578	1,967,071	569,000

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	2009				2008
(in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
Ending Balances by Type
Commercial: (1)
Commercial and industrial (2)	$13,320	34.6%	$13,768	34.8%	$13,541	33.0%	$13,638	33.1%	$13,746	33.5%
Commercial real estate:
Construction	1,857	4.8	2,074	5.2	2,080	5.1	2,111	5.1	2,136	5.2
Commercial (2)	7,089	18.4	7,187	18.2	8,018	19.5	7,796	18.9	7,565	18.4

Commercial real estate	8,946	23.2	9,261	23.4	10,098	24.6	9,907	24.0	9,701	23.6

Total commercial	22,266	57.8	23,029	58.2	23,639	57.6	23,545	57.1	23,447	57.1

Consumer:
Automobile loans	2,855	7.4	2,894	7.3	3,901	9.5	3,918	9.5	3,759	9.2
Automobile leases	383	1.0	468	1.2	563	1.4	698	1.7	835	2.0
Home equity	7,631	19.8	7,663	19.4	7,556	18.4	7,497	18.2	7,410	18.1
Residential mortgage	4,646	12.1	4,837	12.2	4,761	11.6	4,854	11.8	4,901	11.9
Other loans	714	1.9	657	1.7	672	1.5	680	1.7	695	1.7

Total consumer	16,229	42.2	16,519	41.8	17,453	42.4	17,647	42.9	17,600	42.9

Total loans and leases	$38,495	100.0	$39,548	100.0%	$41,092	100.0%	$41,192	100.0%	$41,047	100.0%

Ending Balances by Business Segment
Retail and Business Banking	$15,854	41.2	$16,117	40.8%	$16,537	40.2%	$16,634	40.4%	$16,679	40.6%
Commercial Banking	8,094	21.0	8,407	21.3	8,532	20.8	8,319	20.2	8,310	20.2
Commercial Real Estate	6,737	17.5	7,003	17.7	6,879	16.7	6,711	16.3	6,432	15.7
Auto Finance and Dealer Services	4,554	11.8	4,830	12.2	5,949	14.5	5,891	14.3	5,949	14.5
Private Financial Group	2,784	7.3	2,696	6.7	2,545	6.2	2,542	6.1	2,547	6.2
Treasury / Other (3)	472	1.2	495	1.3	650	1.6	1,095	2.7	1,130	2.8

Total loans and leases	$38,495	100.0%	$39,548	100.0%	$41,092	100.0%	$41,192	100.0%	$41,047	100.0%

	2009				2008
	Second		First		Fourth		Third		Second
Average Balances by Business Segment
Retail and Business Banking	$15,864	40.7	$16,407	40.1%	$16,500	39.8%	$16,557	40.4%	$16,912	41.2%
Commercial Banking	8,246	21.1	8,436	20.6	8,531	20.6	8,280	20.2	8,268	20.2
Commercial Real Estate	6,925	17.8	6,973	17.1	6,846	16.5	6,589	16.1	6,295	15.3
Auto Finance and Dealer Services	4,712	12.1	5,823	14.2	5,911	14.3	5,931	14.5	5,880	14.3
Private Financial Group	2,771	7.0	2,599	6.5	2,564	6.2	2,533	6.1	2,527	6.2
Treasury / Other (3)	489	1.3	628	1.5	1,085	2.6	1,114	2.7	1,143	2.8

Total loans and direct financing leases	$39,007	100.0%	$40,866	100.0%	$41,437	100.0%	$41,004	100.0%	$41,025	100.0%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.

(2)	The 2009 first quarter reflected a net reclassification of $782.2 million from commercial real estate to commercial and industrial.

(3)	Comprised primarily of Franklin loans.

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	2009				2008
(in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
Ending Balances by Type
Demand deposits — non-interest bearing	$6,169	15.8%	$5,887	15.1%	$5,477	14.4%	$5,135	13.7%	$5,253	13.8%
Demand deposits — interest bearing	4,842	12.4	4,306	11.0	4,083	10.8	4,052	10.8	4,074	10.7
Money market deposits	6,622	16.9	5,857	15.0	5,182	13.7	5,565	14.8	6,171	16.2
Savings and other domestic deposits	4,859	12.4	5,007	12.8	4,930	13.0	4,903	13.1	5,090	13.4
Core certificates of deposit	12,197	31.1	12,616	32.3	12,856	33.9	12,270	32.7	11,389	29.9

Total core deposits	34,689	88.6	33,673	86.2	32,528	85.8	31,925	85.1	31,977	84.0
Other domestic deposits of $250,000 or more	846	2.2	1,041	2.7	1,328	3.5	1,749	4.7	1,943	5.1
Brokered deposits and negotiable CDs	3,229	8.2	3,848	9.8	3,355	8.8	2,925	7.8	3,101	8.1
Deposits in foreign offices	401	1.0	508	1.3	732	1.9	970	2.4	1,103	2.8

Total deposits	$39,165	100.0%	$39,070	100.0%	$37,943	100.0%	$37,569	100.0%	$38,124	100.0%

Total core deposits:
Commercial	$9,738	28.1%	$8,934	26.5%	$7,971	24.5%	$8,208	25.7%	$8,668	27.1%
Personal	24,951	71.9	24,739	73.5	24,557	75.5	23,717	74.3	23,309	72.9

Total core deposits	$34,689	100.0%	$33,673	100.0%	$32,528	100.0%	$31,925	100.0%	$31,977	100.0%

Ending Balances by Business Segment
Retail and Business Banking	$27,852	71.1%	$27,728	71.0%	$27,314	72.0%	$26,626	70.9%	$26,238	68.8%
Commercial Banking	5,614	14.3	5,639	14.4	5,180	13.7	5,946	15.8	6,495	17.0
Commercial Real Estate	404	1.0	418	1.1	433	1.1	494	1.3	495	1.3
Auto Finance and Dealer Services	84	0.2	71	0.2	68	0.2	68	0.2	59	0.2
Private Financial Group	2,728	7.0	2,283	5.8	1,777	4.7	1,584	4.2	1,695	4.4
Treasury / Other (1)	2,483	6.4	2,931	7.5	3,171	8.3	2,851	7.6	3,142	8.3

Total deposits	$39,165	100.0%	$39,070	100.0%	$37,943	100.0%	$37,569	100.0%	$38,124	100.0%

	2009				2008
	Second		First		Fourth		Third		Second
Average Balances by Business Segment
Retail and Business Banking	$27,791	70.3%	$27,224	71.3%	$26,988	71.8%	$26,476	70.0%	$26,012	68.4%
Commercial Banking	5,642	14.3	5,324	13.9	5,349	14.2	6,031	16.0	6,425	16.9
Commercial Real Estate	402	1.0	415	1.1	450	1.2	486	1.3	526	1.4
Auto Finance and Dealer Services	72	0.2	65	0.2	63	0.2	64	0.2	56	0.1
Private Financial Group	2,515	6.3	1,971	5.1	1,634	4.4	1,619	4.2	1,547	4.1
Treasury / Other (1)	3,112	7.9	3,190	8.4	3,099	8.2	3,127	8.3	3,461	9.1

Total deposits	$39,534	100.0%	$38,189	100.0%	$37,583	100.0%	$37,803	100.0%	$38,027	100.0%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2009		2008			2Q09 vs 2Q08
(in millions)	Second	First	Fourth	Third	Second	Amount	Percent
Assets
Interest bearing deposits in banks	$369	$355	$343	$321	$256	$113	44.1%
Trading account securities	88	278	940	992	1,243	(1,155)	(92.9)
Federal funds sold and securities purchased under resale agreements	—	19	48	363	566	(566)	(100.0)
Loans held for sale	709	627	329	274	501	208	41.5
Investment securities:
Taxable	5,181	3,961	3,789	3,975	3,971	1,210	30.5
Tax-exempt	126	465	689	712	717	(591)	(82.4)

Total investment securities	5,307	4,426	4,478	4,687	4,688	619	13.2
Loans and leases: (1)
Commercial:
Commercial and industrial	13,523	13,541	13,746	13,629	13,631	(108)	(0.8)
Commercial real estate:
Construction	1,946	2,033	2,103	2,090	2,038	(92)	(4.5)
Commercial	7,253	8,079	8,115	7,726	7,563	(310)	(4.1)

Commercial real estate	9,199	10,112	10,218	9,816	9,601	(402)	(4.2)

Total commercial	22,722	23,653	23,964	23,445	23,232	(510)	(2.2)

Consumer:
Automobile loans	2,867	3,837	3,899	3,856	3,636	(769)	(21.1)
Automobile leases	423	517	636	768	915	(492)	(53.8)

Automobile loans and leases	3,290	4,354	4,535	4,624	4,551	(1,261)	(27.7)
Home equity	7,640	7,577	7,523	7,453	7,365	275	3.7
Residential mortgage	4,657	4,611	4,737	4,812	5,178	(521)	(10.1)
Other loans	698	671	678	670	699	(1)	(0.1)

Total consumer	16,285	17,213	17,473	17,559	17,793	(1,508)	(8.5)

Total loans and leases	39,007	40,866	41,437	41,004	41,025	(2,018)	(4.9)
Allowance for loan and lease losses	(930)	(913)	(764)	(731)	(654)	(276)	(42.2)

Net loans and leases	38,077	39,953	40,673	40,273	40,371	(2,294)	(5.7)

Total earning assets	45,480	46,571	47,575	47,641	48,279	(2,799)	(5.8)

Cash and due from banks	2,466	1,553	928	925	943	1,523	N.M.
Intangible assets	780	3,371	3,421	3,441	3,449	(2,669)	(77.4)
All other assets	3,701	3,571	3,447	3,384	3,522	179	5.1

Total Assets	$51,497	$54,153	$54,607	$54,660	$55,539	$(4,042)	(7.3)%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest bearing	$6,021	$5,544	$5,205	$5,080	$5,061	$960	19.0%
Demand deposits — interest bearing	4,547	4,076	3,988	4,005	4,086	461	11.3
Money market deposits	6,355	5,593	5,500	5,860	6,267	88	1.4
Savings and other domestic deposits	5,031	5,041	5,034	5,100	5,242	(211)	(4.0)
Core certificates of deposit	12,501	12,784	12,588	11,993	11,058	1,443	13.0

Total core deposits	34,455	33,038	32,315	32,038	31,714	2,741	8.6
Other domestic deposits of $250,000 or more	886	1,069	1,365	1,692	1,842	(956)	(51.9)
Brokered deposits and negotiable CDs	3,740	3,449	3,049	3,025	3,361	379	11.3
Deposits in foreign offices	453	633	854	1,048	1,110	(657)	(59.2)

Total deposits	39,534	38,189	37,583	37,803	38,027	1,507	4.0
Short-term borrowings	879	1,099	1,748	2,131	2,854	(1,975)	(69.2)
Federal Home Loan Bank advances	947	2,414	3,188	3,139	3,412	(2,465)	(72.2)
Subordinated notes and other long-term debt	4,640	4,612	4,252	4,382	3,928	712	18.1

Total interest bearing liabilities	39,979	40,770	41,566	42,375	43,160	(3,181)	(7.4)

All other liabilities	569	614	817	882	961	(392)	(40.8)
Shareholders’ equity	4,928	7,225	7,019	6,323	6,357	(1,429)	(22.5)

Total Liabilities and Shareholders’ Equity	$51,497	$54,153	$54,607	$54,660	$55,539	$(4,042)	(7.3)%

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2009		2008
Fully taxable equivalent basis (1)	Second	First	Fourth	Third	Second
Assets
Interest bearing deposits in banks	0.37%	0.45%	1.44%	2.17%	2.77%
Trading account securities	2.22	4.04	5.32	5.45	5.13
Federal funds sold and securities purchased under resale agreements	0.82	0.20	0.24	2.02	2.08
Loans held for sale	5.19	5.04	6.58	6.54	5.98
Investment securities:
Taxable	4.63	5.60	5.74	5.54	5.50
Tax-exempt	6.83	6.61	7.02	6.80	6.77

Total investment securities	4.69	5.71	5.94	5.73	5.69
Loans and leases: (3)
Commercial:
Commercial and industrial	5.00	4.60	5.01	5.46	5.53
Commercial real estate:
Construction	2.78	2.76	4.55	4.69	4.81
Commercial	3.56	3.76	5.07	5.33	5.47

Commercial real estate	3.39	3.55	4.96	5.19	5.32

Total commercial	4.35	4.15	4.99	5.35	5.45

Consumer:
Automobile loans	7.28	7.20	7.17	7.13	7.12
Automobile leases	6.12	6.03	5.82	5.70	5.59

Automobile loans and leases	7.13	7.06	6.98	6.89	6.81
Home equity	5.75	5.13	5.87	6.19	6.43
Residential mortgage	5.12	5.71	5.84	5.83	5.78
Other loans	8.22	8.97	9.25	9.71	9.98

Total consumer	5.95	5.92	6.28	6.41	6.48

Total loans and leases	5.02	4.90	5.53	5.80	5.89

Total earning assets	4.99%	4.99%	5.57%	5.77%	5.85%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	0.18	0.14	0.34	0.51	0.55
Money market deposits	1.14	1.02	1.31	1.66	1.76
Savings and other domestic deposits	1.37	1.50	1.72	1.79	1.91
Core certificates of deposit	3.50	3.81	4.02	4.05	4.36

Total core deposits	2.06	2.28	2.50	2.58	2.68
Other domestic deposits of $250,000 or more	2.61	2.92	3.39	3.50	3.76
Brokered deposits and negotiable CDs	2.54	2.97	3.39	3.37	3.38
Deposits in foreign offices	0.20	0.17	0.90	1.49	1.66

Total deposits	2.11	2.33	2.58	2.66	2.78
Short-term borrowings	0.26	0.25	0.85	1.42	1.66
Federal Home Loan Bank advances	1.13	1.03	3.04	2.92	3.01
Subordinated notes and other long-term debt	2.91	3.29	4.49	4.29	4.21

Total interest bearing liabilities	2.14%	2.31%	2.74%	2.79%	2.85%

Net interest rate spread	2.85%	2.68%	2.83%	2.98%	3.00%
Impact of non-interest bearing funds on margin	0.25	0.29	0.35	0.31	0.29

Net interest margin	3.10%	2.97%	3.18%	3.29%	3.29%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 6 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2009		2008			2Q09 vs 2Q08
(in thousands, except per share amounts)	Second	First	Fourth	Third	Second	Amount	Percent
Interest income	$563,004	$569,957	$662,508	$685,728	$696,675	$(133,671)	(19.2)%
Interest expense	213,105	232,452	286,143	297,092	306,809	(93,704)	(30.5)

Net interest income	349,899	337,505	376,365	388,636	389,866	(39,967)	(10.3)
Provision for credit losses	413,707	291,837	722,608	125,392	120,813	292,894	N.M.

Net interest (loss) income after provision for credit losses	(63,808)	45,668	(346,243)	263,244	269,053	(332,861)	N.M.

Service charges on deposit accounts	75,353	69,878	75,247	80,508	79,630	(4,277)	(5.4)
Brokerage and insurance income	32,052	39,948	31,233	34,309	35,694	(3,642)	(10.2)
Trust services	25,722	24,810	27,811	30,952	33,089	(7,367)	(22.3)
Electronic banking	24,479	22,482	22,838	23,446	23,242	1,237	5.3
Bank owned life insurance income	14,266	12,912	13,577	13,318	14,131	135	1.0
Automobile operating lease income	13,116	13,228	13,170	11,492	9,357	3,759	40.2
Mortgage banking income (loss)	30,827	35,418	(6,747)	10,302	12,502	18,325	N.M.
Securities (losses) gains	(7,340)	2,067	(127,082)	(73,790)	2,073	(9,413)	N.M.
Other income	57,470	18,359	17,052	37,320	26,712	30,758	N.M.

Total noninterest income	265,945	239,102	67,099	167,857	236,430	29,515	12.5

Personnel costs	171,735	175,932	196,785	184,827	199,991	(28,256)	(14.1)
Outside data processing and other services	39,266	32,432	31,230	32,386	30,186	9,080	30.1
Net occupancy	24,430	29,188	22,999	25,215	26,971	(2,541)	(9.4)
Equipment	21,286	20,410	22,329	22,102	25,740	(4,454)	(17.3)
Amortization of intangibles	17,117	17,135	19,187	19,463	19,327	(2,210)	(11.4)
Professional services	18,789	18,253	17,420	13,405	13,752	5,037	36.6
Marketing	7,491	8,225	9,357	7,049	7,339	152	2.1
Automobile operating lease expense	11,400	10,931	10,483	9,093	7,200	4,200	58.3
Telecommunications	6,088	5,890	5,892	6,007	6,864	(776)	(11.3)
Printing and supplies	4,151	3,572	4,175	4,316	4,757	(606)	(12.7)
Goodwill impairment	4,231	2,602,713	—	—	—	4,231	—
Other expense	13,998	45,088	50,237	15,133	35,676	(21,678)	(60.8)

Total noninterest expense	339,982	2,969,769	390,094	338,996	377,803	(37,821)	(10.0)

(Loss) Income before income taxes	(137,845)	(2,684,999)	(669,238)	92,105	127,680	(265,525)	N.M.
(Benefit) Provision for income taxes	(12,750)	(251,792)	(251,949)	17,042	26,328	(39,078)	N.M.

Net (loss) income	$(125,095)	$(2,433,207)	$(417,289)	$75,063	$101,352	$(226,447)	N.M. %

Dividends on preferred shares	57,451	58,793	23,158	12,091	11,151	46,300	N.M.

Net (loss) income applicable to common shares	$(182,546)	$(2,492,000)	$(440,447)	$62,972	$90,201	$(272,747)	N.M. %

Average common shares — basic	459,246	366,919	366,054	366,124	366,206	93,040	25.4%
Average common shares — diluted (2)	459,246	366,919	366,054	367,361	367,234	92,012	25.1%

Per common share
Net (loss) income — basic	$(0.40)	$(6.79)	$(1.20)	$0.17	$0.25	$(0.65)	N.M. %
Net (loss) income — diluted	(0.40)	(6.79)	(1.20)	0.17	0.25	(0.65)	N.M.
Cash dividends declared	0.0100	0.0100	0.1325	0.1325	0.1325	(0.123)	(92.8)

Return on average total assets	(0.97)%	(18.22)%	(3.04)%	0.55%	0.73%	(1.70)%	N.M.
Return on average total shareholders’ equity	(10.2)	N.M.	(23.6)	4.7	6.4	(16.6)	N.M.
Return on average tangible shareholders’ equity (3)	(10.3)	18.4	(43.2)	11.6	15.0	(25.3)	N.M.
Net interest margin (4)	3.10	2.97	3.18	3.29	3.29	(0.19)	(5.8)
Efficiency ratio (5)	51.0	60.5	64.6	50.3	56.9	(5.9)	(10.4)
Effective tax rate (benefit)	(9.2)	(9.4)	(37.6)	18.5	20.6	(29.8)	N.M.

Revenue — fully taxable equivalent (FTE)
Net interest income	$349,899	$337,505	$376,365	$388,636	$389,866	$(39,967)	(10.3)
FTE adjustment	1,216	3,582	3,641	5,451	5,624	(4,408)	(78.4)

Net interest income (4)	351,115	341,087	380,006	394,087	395,490	(44,375)	(11.2)
Noninterest income	265,945	239,102	67,099	167,857	236,430	29,515	12.5

Total revenue (4)	$617,060	$580,189	$447,105	$561,944	$631,920	$(14,860)	(2.4)%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items” discussion.

(2)	For all the quarterly periods presented above, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(3)	Net income (loss) excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average stockholders’ equity less equals average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities (losses) gains.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2009		2008			2Q09 vs 2Q08
(in thousands, except as noted)	Second	First	Fourth	Third	Second	Amount	Percent
Mortgage Banking Income

Origination and secondary marketing	$31,782	$29,965	$7,180	$7,647	$13,098	$18,684	N.M. %
Servicing fees	12,045	11,840	11,660	11,838	11,166	879	7.9
Amortization of capitalized servicing (1)	(14,445)	(12,285)	(6,462)	(6,234)	(7,024)	(7,421)	N.M.
Other mortgage banking income	5,381	9,404	2,959	3,519	5,959	(578)	(9.7)

Sub-total	34,763	38,924	15,337	16,770	23,199	11,564	49.8
MSR valuation adjustment (1)	46,551	(10,389)	(63,355)	(10,251)	39,031	7,520	19.3
Net trading (losses) gains related to MSR hedging	(50,487)	6,883	41,271	3,783	(49,728)	(759)	1.5

Total mortgage banking income (loss)	$30,827	$35,418	$(6,747)	$10,302	$12,502	$18,325	N.M. %

Average trading account securities used to hedge MSRs (in millions)	$20	$223	$857	$941	$1,190	$(1,170)	(98.3)%
Capitalized mortgage servicing rights (2)	219,282	167,838	167,438	230,398	240,024	(20,742)	(8.6)
Total mortgages serviced for others (in millions) (2)	16,246	16,315	15,754	15,741	15,770	476	3.0
MSR % of investor servicing portfolio	1.35%	1.03%	1.06%	1.46%	1.52%	(0.17)%	(11.2)

Net Impact of MSR Hedging

MSR valuation adjustment (1)	$46,551	$(10,389)	$(63,355)	$(10,251)	$39,031	$7,520	19.3%
Net trading (losses) gains related to MSR hedging	(50,487)	6,883	41,271	3,783	(49,728)	(759)	1.5
Net interest income related to MSR hedging	199	2,441	9,473	8,368	9,364	(9,165)	(97.9)

Net impact of MSR hedging	$(3,737)	$(1,065)	$(12,611)	$1,900	$(1,333)	$(2,404)	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2009		2008
(in thousands)	Second	First	Fourth	Third	Second

Allowance for loan and lease losses, beginning of period	$838,549	$900,227	$720,738	$679,403	$627,615

Loan and lease losses	(359,444)	(353,005)	(571,053)	(96,388)	(78,084)
Recoveries of loans previously charged off	25,037	11,514	10,433	12,637	12,837

Net loan and lease losses	(334,407)	(341,491)	(560,620)	(83,751)	(65,247)

Provision for loan and lease losses	413,538	289,001	728,046	125,086	117,035
Economic reserve transfer	—	—	12,063	—	—
Allowance of assets sold	—	(9,188)	—	—	—

Allowance for loan and lease losses, end of period	$917,680	$838,549	$900,227	$720,738	$679,403

Allowance for unfunded loan commitments and letters of credit, beginning of period	$46,975	$44,139	$61,640	$61,334	$57,556

Provision for (Reduction in) unfunded loan commitments and letters of credit losses	169	2,836	(5,438)	306	3,778
Economic reserve transfer	—	—	(12,063)	—	—

Allowance for unfunded loan commitments and letters of credit, end of period	$47,144	$46,975	$44,139	$61,640	$61,334

Total allowances for credit losses	$964,824	$885,524	$944,366	$782,378	$740,737

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.38%	2.12%	2.19%	1.75%	1.66%
Nonaccrual loans and leases (NALs)	50	54	60	123	127
Nonperforming assets (NPAs)	46	47	55	107	109

Total allowances for credit losses (ACL) as % of:
Total loans and leases	2.51%	2.24%	2.30%	1.90%	1.80%
Nonaccrual loans and leases	53	57	63	134	138
Nonperforming assets	48	50	58	116	119

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2009		2008
(in thousands)	Second	First	Fourth	Third	Second

Net charge-offs by loan and lease type:
Commercial and industrial	$98,300	$210,648 (1)	$473,426 (2)	$29,646	$12,361
Commercial real estate:
Construction	31,360	25,642	2,390	3,539	575
Commercial	141,261	57,139	35,991	7,446	14,524

Commercial real estate	172,621	82,781	38,381	10,985	15,099

Total commercial	270,921	293,429	511,807	40,631	27,460

Consumer:
Automobile loans	12,379	14,971	14,885	9,813	8,522
Automobile leases	2,227	3,086	3,666	3,532	2,928

Automobile loans and leases	14,606	18,057	18,551	13,345	11,450
Home equity	24,687	17,680	19,168	15,828	17,345
Residential mortgage	17,160	6,298	7,328	6,706	4,286
Other loans	7,033	6,027	3,766	7,241	4,706

Total consumer	63,486	48,062	48,813	43,120	37,787

Total net charge-offs	$334,407	$341,491	$560,620	$83,751	$65,247

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1), (2)	2.91%	6.22%	13.78%	0.87%	0.36%
Commercial real estate:
Construction	6.45	5.05	0.45	0.68	0.11
Commercial	7.79	2.83	1.77	0.39	0.77

Commercial real estate	7.51	3.27	1.50	0.45	0.63

Total commercial	4.77	4.96	8.54	0.69	0.47

Consumer:
Automobile loans	1.73	1.56	1.53	1.02	0.94
Automobile leases	2.11	2.39	2.31	1.84	1.28

Automobile loans and leases	1.78	1.66	1.64	1.15	1.01
Home equity	1.29	0.93	1.02	0.85	0.94
Residential mortgage	1.47	0.55	0.62	0.56	0.33
Other loans	4.03	3.59	2.22	4.32	2.69

Total consumer	1.56	1.12	1.12	0.98	0.85

Net charge-offs as a % of average loans	3.43%	3.34%	5.41%	0.82%	0.64%

(1)	The 2009 first quarter included charge-offs totaling $128,338 thousand associated with the Franklin restructuring.

(2)	The 2008 fourth quarter included charge-offs totaling $423,269 thousand associated with Franklin.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases
(Unaudited)

	2009		2008
(in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,

Nonaccrual loans and leases (NALs):
Commercial and industrial (1)	$456,734	$398,286	$932,648	$174,207	$161,345
Commercial real estate	850,846	629,886	445,717	298,844	261,739
Residential mortgage (1)	475,488	486,955	98,951	85,163	82,882
Home equity	35,299	37,967	24,831	27,727	29,076

Total nonaccrual loans and leases	1,818,367	1,553,094	1,502,147	585,941	535,042
Other real estate, net:
Residential (1)	107,954	143,856	63,058	59,302	59,119
Commercial	64,976	66,906	59,440	14,176	13,259

Total other real estate, net	172,930	210,762	122,498	73,478	72,378
Impaired loans held for sale (2)	11,287	11,887	12,001	13,503	14,759
Other NPAs (3)	—	—	—	2,397	2,557

Total nonperforming assets	$2,002,584	$1,775,743	$1,636,646	$675,319	$624,736

Nonperforming Franklin loans (1)
Commercial	$—	$—	$650,225	$—	$—
Residential mortgage	342,207	360,106	—	—	—
OREO	43,623	79,596	—	—	—
Home Equity	2,437	6,000	—	—	—

Total nonperforming Franklin loans	$388,267	$445,702	$650,225	$—	$—

Nonaccrual loans and leases as a % of total loans and leases (NAL ratio)	4.72%	3.93%	3.66%	1.42%	1.30%

NPA ratio (4)	5.18	4.46	3.97	1.64	1.52

	2009		2008
(in thousands)	Second	First	Fourth	Third	Second

Nonperforming assets, beginning of period	$1,775,743	$1,636,646	$675,319	$624,736	$520,406
New nonperforming assets	750,318	622,515	509,320	175,345	256,308
Franklin impact, net (1)	(57,436)	(204,523)	650,225	—	—
Returns to accruing status	(40,915)	(36,056)	(13,756)	(9,104)	(5,817)
Loan and lease losses	(303,327)	(172,416)	(100,335)	(52,792)	(40,808)
Payments	(95,124)	(61,452)	(66,536)	(43,319)	(46,091)
Sales	(26,675)	(8,971)	(17,591)	(19,547)	(59,262)

Nonperforming assets, end of period	$2,002,584	$1,775,743	$1,636,646	$675,319	$624,736

Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$—	$10,889	$24,407	$9,805
Commercial real estate	—	—	59,425	58,867	24,052
Residential mortgage (excluding loans guaranteed by the U.S. government)	97,937	88,386	71,553	58,280	52,006
Home equity	35,328	35,717	29,039	23,224	26,464
Other loans and leases	13,474	15,606	18,039	14,580	13,575

Total, excl. loans guaranteed by the U.S. government	$146,739	$139,709	$188,945	$179,358	$125,902
Add: loans guaranteed by U.S. government	99,379	88,551	82,576	68,729	65,021

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. government	$246,118	$228,260	$271,521	$248,087	$190,923

Excluding loans guaranteed by the U.S. government, as a percent of total loans and leases	0.38%	0.35%	0.46%	0.44%	0.31%
Guaranteed by U.S. government, as a percent of total loans and leases	0.26%	0.22%	0.20%	0.17%	0.16%
Including loans guaranteed by the U.S. government, as a percent of total loans and leases	0.64%	0.58%	0.66%	0.60%	0.47%

Accruing restructured loans:
Commercial (1)	$267,975	$201,508	$185,333	$364,939	$368,379
Residential mortgage	158,568	108,011	82,857	71,512	57,802
Other	35,720	27,014	41,094	40,414	34,094

Total accruing restructured loans	$462,263	$336,533	$309,284	$476,865	$460,275

(1)	Franklin loans were reported as accruing restructured commercial loans for the three-month periods ended June 30, 2008, and September 30, 2008. For the three-month period ended December 31, 2008, Franklin loans were reported as nonaccruing commercial and industrial loans. For the three-month periods ended March 31, 2009, and June 30, 2009, nonaccruing Franklin loans were reported as residential mortgage loans, home equity loans, and OREO; reflecting the 2009 first quarter restructuring.

(2)	Represents impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(3)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(4)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)

Quarterly common stock summary

	2009		2008
(in thousands, except per share amounts)	Second	First	Fourth	Third	Second

Common stock price, per share
High (1)	$6.180	$8.000	$11.650	$13.500	$11.750
Low (1)	1.550	1.000	5.260	4.370	4.940
Close	4.180	1.660	7.660	7.990	5.770
Average closing price	3.727	2.733	8.276	7.510	8.783

Dividends, per share
Cash dividends declared per common share	$0.0100	$0.0100	$0.1325	$0.1325	$0.1325

Common shares outstanding
Average — basic	459,246	366,919	366,054	366,124	366,206
Average — diluted (2)	459,246	366,919	366,054	367,361	367,234
Ending	568,741	390,682	366,058	366,069	366,197
Book value per common share	$6.23	$7.80	$14.62	$15.86	$15.88
Tangible book value per common share (3)	5.07	6.08	5.64	6.85	6.83
Capital data

	2009		2008
(in millions)	June 30,	March 31,	December 31,	September 30,	June 30,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,221	$4,815	$7,229	$6,376	$6,383
Less: goodwill	(448)	(452)	(3,055)	(3,056)	(3,057)
Less: other intangible assets	(322)	(340)	(357)	(376)	(395)
Add: related deferred tax liability (3)	113	119	125	132	138

Total tangible equity	4,563	4,142	3,942	3,075	3,070
Less: Preferred equity	(1,679)	(1,768)	(1,878)	(569)	(569)

Total tangible common equity	$2,884	$2,374	$2,064	$2,506	$2,501

Total assets	$51,397	$51,702	$54,353	$54,661	$55,334
Less: goodwill	(448)	(452)	(3,055)	(3,056)	(3,057)
Less: other intangible assets	(322)	(340)	(357)	(376)	(395)
Add: related deferred tax liability (3)	113	119	125	132	138

Total tangible assets	$50,740	$51,029	$51,066	$51,360	$52,020

Tangible equity / tangible asset ratio	8.99%	8.12%	7.72%	5.99%	5.90%
Tangible common equity / tangible asset ratio	5.68	4.65	4.04	4.88	4.81

Other capital data:
Total risk-weighted assets	$45,457	$46,313	$46,994	$46,608	$46,602

Tier 1 leverage ratio (4)	10.62%	9.67%	9.82%	7.99%	7.88%
Tier 1 common risk-based capital ratio (4)	6.80	5.64	5.05	5.89	5.81
Tier 1 risk-based capital ratio (4)	11.86	11.16	10.72	8.80	8.82
Total risk-based capital ratio (4)	14.95	14.28	13.91	12.03	12.05

Tangible equity / risk-weighted assets ratio	10.04	8.94	8.39	6.60	6.59

Other data:
Number of employees (full-time equivalent)	10,252	10,540	10,951	10,901	11,251
Number of domestic full-service banking offices (5)	610	608	613	612	625

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	For all of the quarterly periods presented above, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting Statement 158 from the regulatory capital calculations.

(5)	Includes 9 Private Financial Group offices.

Huntington Bancshares Incorporated
Consolidated Year to Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
Fully taxable equivalent basis	Six Months Ended June 30,		Change
(in millions)	2009	2008	Amount	Percent
Assets
Interest bearing deposits in banks	$362	$274	$88	32.1%
Trading account securities	182	1,214	(1,032)	(85.0)
Federal funds sold and securities purchased under resale agreements	9	668	(659)	(98.7)
Loans held for sale	668	533	135	25.3
Investment securities:
Taxable	4,575	3,873	702	18.1
Tax-exempt	295	710	(415)	(58.5)

Total investment securities	4,870	4,583	287	6.3
Loans and leases: (1)
Commercial:
Commercial and industrial	13,532	13,487	45	0.3
Commercial real estate:
Construction	1,989	2,026	(37)	(1.8)
Commercial	7,664	7,418	246	3.3

Commercial real estate	9,653	9,444	209	2.2

Total commercial	23,185	22,931	254	1.1

Consumer:
Automobile loans	3,350	3,472	(122)	(3.5)
Automobile leases	470	1,003	(533)	(53.1)

Automobile loans and leases	3,820	4,475	(655)	(14.6)
Home equity	7,609	7,320	289	3.9
Residential mortgage	4,634	5,264	(630)	(12.0)
Other loans	683	706	(23)	(3.3)

Total consumer	16,746	17,765	(1,019)	(5.7)

Total loans and leases	39,931	40,696	(765)	(1.9)
Allowance for loan and lease losses	(922)	(642)	(280)	(43.6)

Net loans and leases	39,009	40,054	(1,045)	(2.6)

Total earning assets	46,022	47,968	(1,946)	(4.1)

Cash and due from banks	2,012	990	1,022	N.M.
Intangible assets	2,069	3,460	(1,391)	(40.2)
All other assets	3,637	3,436	201	5.8

Total Assets	$52,818	$55,212	$(2,394)	(4.3)%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest bearing	$5,784	$5,047	$737	14.6%
Demand deposits — interest bearing	4,312	4,010	302	7.5
Money market deposits	5,975	6,510	(535)	(8.2)
Savings and other domestic deposits	5,036	5,228	(192)	(3.7)
Core certificates of deposit	12,643	10,975	1,668	15.2

Total core deposits	33,750	31,770	1,980	6.2
Other domestic deposits of $250,000 or more	977	1,760	(783)	(44.5)
Brokered deposits and negotiable CDs	3,596	3,451	145	4.2
Deposits in foreign offices	542	998	(456)	(45.7)

Total deposits	38,865	37,979	886	2.3
Short-term borrowings	988	2,813	(1,825)	(64.9)
Federal Home Loan Bank advances	1,677	3,399	(1,722)	(50.7)
Subordinated notes and other long-term debt	4,627	3,872	755	19.5

Total interest bearing liabilities	40,373	43,016	(2,643)	(6.1)

All other liabilities	591	1,032	(441)	(42.7)
Shareholders’ equity	6,070	6,117	(47)	(0.8)

Total Liabilities and Shareholders’ Equity	$52,818	$55,212	$(2,394)	(4.3)%

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Year to Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Six Months Ended June 30,
Fully Taxable Equivalent basis (1)	2009	2008
Assets
Interest bearing deposits in banks	0.41%	3.43%
Trading account securities	3.61	5.18
Federal funds sold and securities purchased under resale agreements	0.21	2.65
Loans held for sale	5.12	5.68
Investment securities:
Taxable	5.05	5.60
Tax-exempt	6.68	6.76

Total investment securities	5.15	5.78
Loans and leases (3):
Commercial:
Commercial and industrial	4.80	5.92
Commercial real estate:
Construction	2.77	5.34
Commercial	3.66	5.86

Commercial real estate	3.48	5.75

Total commercial	4.25	5.85

Consumer:
Automobile loans	7.23	7.18
Automobile leases	6.07	5.56

Automobile loans and leases	7.09	6.82
Home equity	5.44	6.82
Residential mortgage	5.41	5.82
Other loans	8.58	10.21

Total consumer	5.94	6.66

Total loans and leases	4.96	6.20

Total earning assets	5.00%	6.13%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest bearing	—%	—%
Demand deposits — interest bearing	0.16	0.68
Money market deposits	1.09	2.31
Savings and other domestic deposits	1.43	2.13
Core certificates of deposit	3.66	4.52

Total core deposits	2.17	2.94
Other domestic deposits of $250,000 or more	2.78	4.05
Brokered deposits and negotiable CDs	2.74	3.92
Deposits in foreign offices	0.18	1.88

Total deposits	2.22	3.07
Short-term borrowings	0.26	2.21
Federal Home Loan Bank advances	1.06	3.47
Subordinated notes and other long-term debt	3.10	4.66

Total interest bearing liabilities	2.22	3.19

Net interest rate spread	2.78	2.94
Impact of non-interest bearing funds on margin	0.25	0.32

Net interest margin	3.03%	3.26%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 14 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Year to Date Income Statement Data (1)
(Unaudited)

	Six Months Ended June 30,		Change
(in thousands, except per share amounts)	2009	2008	Amount	Percent
Interest income	$1,132,961	$1,450,086	$(317,125)	(21.9)%
Interest expense	445,557	683,396	(237,839)	(34.8)

Net interest income	687,404	766,690	(79,286)	(10.3)
Provision for credit losses	705,544	209,463	496,081	N.M.

Net interest (loss) income after provision for credit losses	(18,140)	557,227	(575,367)	N.M.

Service charges on deposit accounts	145,231	152,298	(7,067)	(4.6)
Brokerage and insurance income	72,000	72,254	(254)	(0.4)
Trust services	50,532	67,217	(16,685)	(24.8)
Electronic banking	46,961	43,983	2,978	6.8
Bank owned life insurance income	27,178	27,881	(703)	(2.5)
Automobile operating lease income	26,344	15,189	11,155	73.4
Mortgage banking income	66,245	5,439	60,806	N.M.
Securities (losses) gains	(5,273)	3,502	(8,775)	N.M.
Other income	75,829	84,419	(8,590)	(10.2)

Total noninterest income	505,047	472,182	32,865	7.0

Personnel costs	347,667	401,934	(54,267)	(13.5)
Outside data processing and other services	71,698	64,547	7,151	11.1
Net occupancy	53,618	60,214	(6,596)	(11.0)
Equipment	41,696	49,534	(7,838)	(15.8)
Amortization of intangibles	34,252	38,244	(3,992)	(10.4)
Professional services	37,042	22,842	14,200	62.2
Marketing	15,716	16,258	(542)	(3.3)
Automobile operating lease expense	22,331	11,706	10,625	90.8
Telecommunications	11,978	13,109	(1,131)	(8.6)
Printing and supplies	7,723	10,379	(2,656)	(25.6)
Goodwill impairment	2,606,944	—	2,606,944	—
Other expense	59,086	59,517	(431)	(0.7)

Total noninterest expense	3,309,751	748,284	2,561,467	N.M.

(Loss) Income before income taxes	(2,822,844)	281,125	(3,103,969)	N.M.
(Benefit) Provision for income taxes	(264,542)	52,705	(317,247)	N.M.

Net (loss) income	$(2,558,302)	$228,420	$(2,786,722)	N.M. %

Dividends declared on preferred shares	116,244	11,151	105,093	N.M.

Net (loss) income applicable to common shares	$(2,674,546)	$217,269	$(2,891,815)	N.M. %

Average common shares — basic	413,083	366,221	46,862	12.8%
Average common shares — diluted (2)	413,083	387,322	25,761	6.7

Per common share
Net (loss) income per common share — basic	$(6.47)	$0.59	$(7.06)	N.M. %
Net (loss) income per common share — diluted	(6.47)	0.59	(7.06)	N.M.
Cash dividends declared	0.0200	0.3975	(0.3775)	(95.0)

Return on average total assets	(9.77)%	0.83%	(10.60)%	N.M. %
Return on average total shareholders’ equity	(85.0)	7.5	(92.5)	N.M.
Return on average tangible shareholders’ equity (3)	(124.2)	18.2	(142.4)	N.M.
Net interest margin (4)	3.03	3.26	(0.23)	(7.1)
Efficiency ratio (5)	55.6	57.0	(1.4)	(2.5)
Effective tax rate (benefit)	(9.4)	18.7	(28.1)	N.M.

Revenue — fully taxable equivalent (FTE)
Net interest income	$687,404	$766,690	$(79,286)	(10.3)%
FTE adjustment (4)	4,798	11,126	(6,328)	(56.9)

Net interest income	692,202	777,816	(85,614)	(11.0)
Noninterest income	505,047	472,182	32,865	7.0

Total revenue	$1,197,249	$1,249,998	$(52,749)	(4.2)%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items” discussion.

(2)	For the six months ended June 30, 2009, the impact of the convertible preferred stock issued in April of 2008 was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the period. For the six months ended June 30, 2008, the impact of the convertible preferred stock issued in April of 2008 was included in the diluted share calculation because the result was less than basic earnings per common share (dilutive) for the period.

(3)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities (losses) gains.

Huntington Bancshares Incorporated
Year to Date Mortgage Banking Income
(Unaudited)

	Six Months Ended June 30,		Change
(in thousands, except as noted)	2009	2008	Amount	Percent
Mortgage Banking Income

Origination and secondary marketing	$61,747	$22,430	$39,317	N.M. %
Servicing fees	23,885	22,060	1,825	8.3
Amortization of capitalized servicing (1)	(26,730)	(13,938)	(12,792)	(91.8)
Other mortgage banking income	14,785	10,290	4,495	43.7

Sub-total	73,687	40,842	32,845	80.4
MSR valuation adjustment (1)	36,162	20,938	15,224	72.7
Net trading losses related to MSR hedging	(43,604)	(56,341)	12,737	(22.6)

Total mortgage banking income	$66,245	$5,439	$60,806	N.M. %

Average trading account securities used to hedge MSRs (in millions)	$121	$1,164	$(1,043)	(89.6)%
Capitalized mortgage servicing rights (2)	219,282	240,024	(20,742)	(8.6)
Total mortgages serviced for others (in millions) (2)	16,246	15,770	476	3.0
MSR % of investor servicing portfolio	1.35%	1.52%	(0.17)%	(11.2)

Net Impact of MSR Hedging

MSR valuation adjustment (1)	$36,162	$20,938	$15,224	72.7%
Net trading losses related to MSR hedging	(43,604)	(56,341)	12,737	(22.6)
Net interest income related to MSR hedging	2,640	15,298	(12,658)	(82.7)

Net impact of MSR hedging	$(4,802)	$(20,105)	$15,303	(76.1)%

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year to Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(in thousands)	2009	2008

Allowance for loan and lease losses, beginning of period	$900,227	$578,442

Loan and lease losses	(712,449)	(138,888)
Recoveries of loans previously charged off	36,551	25,192

Net loan and lease losses	(675,898)	(113,696)

Provision for loan and lease losses	702,539	214,657
Allowance of assets sold	(9,188)	—

Allowance for loan and lease losses, end of period	$917,680	$679,403

Allowance for unfunded loan commitments and letters of credit, beginning of period	$44,139	$66,528

(Reduction in) provision for unfunded loan commitments and letters of credit losses	3,005	(5,194)

Allowance for unfunded loan commitments and letters of credit, end of period	$47,144	$61,334

Total allowances for credit losses	$964,824	$740,737

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.38%	1.66%
Nonaccrual loans and leases (NALs)	50	127
Nonperforming assets (NPAs)	46	109

Total allowances for credit losses (ACL) as % of:
Total loans and leases	2.51%	1.80%
Nonaccrual loans and leases	53	138
Nonperforming assets	48	119

Huntington Bancshares Incorporated
Year to Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(in thousands)	2009	2008

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$308,948 (1)	$23,093
Commercial real estate:
Construction	57,002	697
Commercial	198,400	18,677

Commercial real estate	255,402	19,374

Total commercial	564,350	42,467

Consumer:
Automobile loans	27,350	16,530
Automobile leases	5,313	6,139

Automobile loans and leases	32,663	22,669
Home equity	42,367	32,560
Residential mortgage	23,458	7,213
Other loans	13,060	8,787

Total consumer	111,548	71,229

Total net charge-offs	$675,898	$113,696

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1)	4.57%	0.34%
Commercial real estate:
Construction	5.73	0.07
Commercial	5.18	0.50

Commercial real estate	5.29	0.41

Total commercial	4.87	0.37

Consumer:
Automobile loans	1.63	0.95
Automobile leases	2.26	1.22

Automobile loans and leases	1.71	1.01
Home equity	1.11	0.89
Residential mortgage	1.01	0.27
Other loans	3.82	2.49

Total consumer	1.33	0.80

Net charge-offs as a % of average loans	3.39%	0.56%

(1)	The 2009 first six-month period included net charge-offs totaling $118,255 thousand associated with the Franklin restructuring.

Huntington Bancshares Incorporated Year to Date Nonaccrual Loans (NALs), Nonperforming Assets (NPAs) and Past Due Loans and Leases (Unaudited)

	June 30,
(in thousands)	2009	2008
Nonaccrual loans and leases (NALs):
Commercial and industrial (1)	$456,734	$161,345
Commercial real estate	850,846	261,739
Residential mortgage (1)	475,488	82,882
Home equity	35,299	29,076

Total nonaccrual loans and leases	1,818,367	535,042
Other real estate, net:
Residential	107,954	59,119
Commercial	64,976	13,259

Total other real estate, net	172,930	72,378
Impaired loans held for sale (2)	11,287	14,759
Other NPAs (3)	—	2,557

Total nonperforming assets	$2,002,584	$624,736

Nonperforming Franklin loans (1)
Commercial	$—	$—
Residential mortgage	342,207	—
OREO	43,623	—
Home Equity	2,437	—

Total nonperforming Franklin loans	$388,267	$—

Nonaccrual loans and leases as a % of total loans and leases (NAL ratio)	4.72%	1.30%

NPA ratio (4)	5.18	1.52

	Six Months Ended June 30,
(in thousands)	2009	2008

Nonperforming assets, beginning of period	$1,636,646	$472,902
New nonperforming assets	1,372,833	397,398
Franklin impact, net (1)	(261,959)	—
Returns to accruing status	(76,971)	(19,301)
Loan and lease losses	(475,743)	(68,704)
Payments	(156,576)	(84,837)
Sales	(35,646)	(72,722)

Nonperforming assets, end of period	$2,002,584	$624,736

Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$9,805
Commercial real estate	—	24,052
Residential mortgage (excluding loans guaranteed by the U.S. government)	97,937	52,006
Home equity	35,328	26,464
Other loans and leases	13,474	13,575

Total, excl. loans guaranteed by the U.S. government	$146,739	$125,902
Add: loans guaranteed by U.S. government	99,379	65,021

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. government	$246,118	$190,923

Excluding loans guaranteed by the U.S. government, as a percent of total loans and leases	0.38%	0.31%
Guaranteed by U.S. government, as a percent of total loans and leases	0.26%	0.16%
Including loans guaranteed by the U.S. government, as a percent of total loans and leases	0.64%	0.47%

Accruing restructured loans
Commercial (1)	$267,975	$368,379
Residential mortgage	158,568	57,802
Other	35,720	34,094

Total accruing restructured loans	$462,263	$460,275

(1)	Franklin loans were reported as accruing restructured commercial loans during the six months ended June 30, 2008. During the six months ended June 30, 2009, nonaccruing Franklin loans were reported as residential mortgage loans, home equity loans, and OREO, reflecting the 2009 first quarter restructuring.

(2)	Represents impaired loans obtained from the Sky acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(3)	Other NPAs represent certain investment securities backed by mortgage loans to borrowers with lower FICO scores.

(4)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.